Debt	3 Months Ended
Mar. 31, 2021
Debt
Debt

9.    Debt

The following table sets forth our debt (in thousands):

	March 31,	December 31,
	2021	2020
Term loan, due 2023 (as amended)	$158,223	$159,058
Convertible promissory notes	—	6,230
Total debt	158,223	165,288
Less: unamortized debt issuance costs	(328)	(358)
Total debt, net of unamortized debt issuance costs	157,895	164,930
Less: current portion of term loan	(4,888)	(4,470)
Less: convertible promissory notes	—	6,230
Total debt, net of current portion	$153,007	$154,230

Term Loan

In June 2014, we borrowed $150.0 million under a four-and-one-half-year term loan maturing on December 31, 2018, at an effective rate of 7.0% from DBD Credit Funding LLC pursuant to a credit agreement (the “Credit Agreement”). Our debt bore interest at a rate per annum equal to the Eurodollar Rate for the interest period in effect plus the applicable margin in effect from time to time. The Eurodollar Rate is the greater of (a) an interest rate per annum (rounded upward, if necessary, to the next 1/100th of 1%) determined by the administrative agent divided by 1 minus the statutory reserves (if any) and (b) 1.25% per annum. From 2016 to 2018, the term loan was amended multiple times to increase the commitment amount, extend the maturity date, set up a debt reserve account and excess cash account, and to revise the quarterly principal payments and applicable margin rates, among other amendments. In December 2018, the term loan was amended again to extend the maturity date to December 31, 2023, to borrow additional amounts, to change the frequency of principal payments from monthly to quarterly, and to update the definition of the Eurodollar Rate. This amendment resulted in the application of extinguishment accounting.

In March 2019, the term loan was amended to adjust the excess cash flow payments commencing with the first Settlement Date (as defined in the Credit Agreement) for the period ending March 31, 2019 and for each Settlement Date thereafter, among other amendments.

In December 2019, the term loan was amended to borrow an additional $12.0 million, to establish new quarterly principal payment amounts and to revise applicable margin rates, among other amendments. We analyzed the amendment to determine whether it was an extinguishment or a modification of the term loan and concluded that it was a modification. We incurred additional financing costs of $0.3 million related to this amendment that were capitalized. Under the amended agreement, the applicable margin for the term loan ranges from 6.00% to 7.75%.

In March 2020, the term loan was amended to establish new quarterly principal payment amounts among other amendments. The amendment was assessed and was accounted for as a modification. We incurred additional financing costs of $0.1 million related to this amendment that were capitalized.

In January 2021, the term loan was amended to defer the excess cash flow payment due in January 2021 to April 2021 among other amendments. The terms of the modified term loan were not considered substantially different and the amendment was accounted for as a modification.

Original issue discounts and deferred financing costs were incurred in connection with the issuance of our debt. Costs incurred in connection with debt are capitalized and offset against the carrying amount of the related indebtedness. These costs are amortized over the term of the related indebtedness and are included in “interest expense” in the consolidated statements of operations. Amortization expense related to deferred financing costs was immaterial for the three months ended March 31, 2021 and 2020. Interest expense related to our debt was $3.3 million and $3.3 million for the three months ended March 31, 2021 and 2020, respectively. The stated interest rate as of March 31, 2021 and December 31, 2020 was 8.25%.

The terms of the Credit Agreement limit or prohibit, among other things, our ability to: incur liens, incur additional indebtedness, make investments, transfer, sell or acquire assets, pay dividends and change the business we conduct. DBD Credit Funding LLC has a lien on all our assets as stated in the Credit Agreement.

The following table sets forth maturities of the principal amount of our term loan as of March 31, 2021 (in thousands):

Remainder of 2021	$3,757
2022	3,758
2023	150,708
Total	$158,223

Convertible Promissory Notes — Creative Artists Agency and Global Brands Group LLP

In August 2018, a convertible promissory note was issued to CAA Brand Management, LLC (“CAA”) for $2.7 million and a convertible promissory note was issued to GBG International Holding Company Limited (“GBG”) for $7.3 million. These notes were noninterest bearing and were convertible into shares of our common stock no later than October 31, 2020, which was extended to December 31, 2020. The terms of these notes were subject to negotiation in December 2020, and in December 2020, we settled the outstanding GBG note at a 20% discount for $5.8 million, resulting in a gain from settlement of $1.5 million. In January 2021, the outstanding note with CAA was converted into 51,857 shares of Legacy Playboy’s common stock, which was exchanged for 290,563 shares of our common stock upon the closing of the Business Combination in February 2021.

Convertible Promissory Note — United Talent Agency, LLC

In March 2018, we issued a convertible promissory note to United Talent Agency, LLC (“UTA”) for $2.0 million. In June 2018, we issued a second convertible promissory note to UTA for $1.5 million. These notes were noninterest bearing and were to be convertible into shares of our common stock no later than October 31, 2020, which was extended to December 31, 2020. In January 2021, the settlement terms of the notes were amended to extend the term to the one-month anniversary of the termination or expiration of the Merger Agreement. In February 2021, the outstanding convertible notes with UTA were settled for $2.8 million resulting in a gain from settlement of $0.7 million.